EXHIBIT  4.  Specimen  Stock  Certificate



              SPECIMEN CERTIFICATE OF COMMON STOCK PAR VALUE $.001

CERTIFICATE  NUMBER                                    NUMBER  OF  SHARES

                        SOUTH STREET VENTURES VII, INC.
           INCORPORATED UNDER THE LAWS OF THE STATE OF NORTH CAROLINA

CUSIP  NUMBER

     This certifies that ____________________________ is the owner of ___________________ Fully Paid and Non-Assessable Shares of Common Stock Par Value $.001 Per Share, of SOUTH STREET VENTURES VII, INC., transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the corporation and the facsimile signatures of its duly authorized officers.

Date:


                                [CORPORATE SEAL]



----------------------------------        --------------------------------------
            President                                Secretary

                                          COUNTERSIGNED:


                                          --------------------------------------

Transfer Agent and Registrar


                                          Attest: ____________________



Authorized Signature

                          [REVERSE SIDE OF CERTIFICATE]


                        SOUTH STREET VENTURES VII, INC.

The Corporation will furnish to any shareholder upon request and without charge, a full statement of the designations, preferences, limitations, and relative rights of the shares of each class authorized to be issued and, if the Corporation is authorized to issue any preferred or special class in series, the variations in the relative rights and preferences between the shares or each such series so far as the same have been fixed and determined, and the authority of the board of directors to fix and determine the relative rights and preferences of other series.


                            [STANDARD TRANSFER FORM]